Exhibit 99.1

DarkPulse, Inc. Signs Commercial Collaboration Heads of Terms with Global A.I. Company, Unleash live

NEW YORK, New York –May 13, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”), which provides a data stream of critical metrics for assessing the health and security of infrastructure, announces that the Company has signed Commercial Collaboration Heads of Terms with Unleash live, a company headquartered in Sydney, Australia.

Unleash live is a global A.I. video analytics enterprise solution provider with a track record of successful deployments worldwide. Their A.I. powered computer vision delivers actionable insights in real-time using live video streams from any camera, for their customers to increase accuracy, improve safety, drive down costs, and improve productivity.

“Unleash live’s interactive A.I. platform will be integrated with DarkPulse’s leading edge monitoring services to provide ‘Anywhere Any Device’ capabilities in real time for our customers,” said DarkPulse Chairman and CEO, Dennis O’Leary. “This collaboration will allow for the real time storage and retrieval of real world data collected via DarkPulse’s patented BOTDA systems, create cyber-safe private network service offerings, and deliver actionable insights immediately.”

About Unleash live

Unleash live is a video analytics platform combining vision and A.I. analytics to remove the guesswork from running remote infrastructure operations.

Their solutions measure reality for large scale enterprises by:

•	connecting camera devices into a centralised account to let authorised people view live streams from anywhere; and
•	immediately applying the latest A.I. analytics on these video streams, and feeding the resulting insights into client’ workflows to alert and report, all without any disruption to their clients’ operations.

With Unleash live, their clients improve operational efficiencies, save costs, and increase productivity.

For more information, visit http://www.Unleashlive.com

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About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

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